Exhibit 10.1
ALLONGE AND MODIFICATION AGREEMENT
(Amendment and Modification of Note, Loan Agreement, and the Other Loan Documents)
    THIS ALLONGE AND MODIFICATION AGREEMENT (the “Agreement”) is dated as of the 18th day of September, 2025, by DALITSO LLC, a Virginia limited liability company, and JREHVA, LLC, a Virginia limited liability company, and their respective successors and/or assigns (each and collectively, the “Borrower” for clerical convenience); FVCBANK, its successors and/or assigns (the “Lender”); and JUSHI VA, LLC, a Virginia limited liability company, and JUSHI HOLDINGS INC., a British Columbia corporation (each a “Guarantor” and collectively the “Guarantors”).
R E C I T A L S :
1.    In accordance with the terms of that certain Loan Agreement dated on or about April 6, 2023, as amended by this Agreement (as amended, the “Loan Agreement”), executed in favor of the Lender by each Borrower and each Guarantor, the Lender agreed to make a secured commercial loan to Borrower in the original principal amount of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) (the “Original Loan”), as amended and increased by the terms of this Agreement to the principal amount of TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29) (the Original Loan, as amended and increased by this Agreement to the principal amount of $23,430,723.29, is referred to as the “Loan”). The Lender is the holder of the Note (defined below).
2.    The Loan is evidenced by, among other documents, a Deed of Trust Note in the face amount of the Original Loan payable to the order of the Lender originally dated on or about April 6, 2023 (the “Original Note”), as amended, modified, and increased by THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($3,430,723.29) (the “Increase”) under the terms this Agreement to the principal amount of TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29) (collectively, the Original Note, as amended and increased by this Agreement to the face amount of $23,430,723.29, together with any and all other allonges, amendments, modifications, extensions, and/or supplements thereto, are referred to as the “Note”).
3.    The Loan is further evidenced and secured by, among other documents, the following executed in favor of the Lender (collectively, together with the Loan Agreement, the Note, this Agreement, the Modification Agreement (as defined below), and any other document, instrument, and/or agreement that governs, secures, evidences, and/or otherwise relates to the Loan, and any and all other or further amendments, modifications, supplements, documents, and/or instruments that may evidence and/or secure the Loan executed at any time or from time to time, referred to hereinafter as the “Loan Documents”):
a.    Deed of Trust recorded among the land records of Prince William County, Virginia (the “Land Records”), encumbering certain improved real property as more fully identified therein (the “Real Property”, and now commonly known as 8100 Albertstone Circle, Manassas, Virginia), and other property identified therein, as amended by that certain Modification Agreement dated as of the date hereof (the “Modification Agreement”; and collectively, as amended by the

Allonge and Modification Agreement

Modification Agreement, together with any other amendment, modification, supplement, and/or document at any time, or from time to time, relating thereto, referred to as the “Deed of Trust”);
b.    Assignment of Leases, Rents and Profits recorded among the Land Records immediately following the Deed of Trust to encumber the Real Property, as amended by the Modification Agreement;
c.    Security Agreement and Collateral Assignment;
d.    Security Agreement;
e.    Amended and restated Unconditional Guaranty Agreement (the “Guaranty”) executed by each Guarantor;
f.    Hazardous Waste Indemnity Agreement;
g.    Assignment, Pledge, and Security Agreement;
h.    Borrower’s Certificate;
i.    Compliance Agreement and Limited Power of Attorney; and
j.    Such other documents, instruments, and/or agreements as may evidence and/or secure the Loan.
4.    In connection with the Borrower’s ownership and operation of improvements on the Real Property, the Borrower has requested, and the Lender has agreed to increase the amount of the Loan by the Increase under the terms of this Agreement.
5.    The parties hereto desire to modify the terms of the Note, the Loan Agreement, and the other Loan Documents to, among other things, increase the amount of the Original Loan by the Increase, in accordance with the terms stated herein;
W I T N E S S E T H :
    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and affirmed, the parties hereto do hereby agree as follows:
1.    Recitals; Incorporation by Reference; Defined Terms. All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement. All of the Loan Documents are hereby incorporated herein by this reference as if fully set forth in the body of this Agreement. All capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Loan Agreement.
2.    Modification of Note; Ratification.
a.    As of the date of this Agreement, in addition to all other amounts that may be or become due under the Note, including, but not limited to, accrued interest, costs, and fees if any, the principal that remains outstanding under the Note is $19,430,723.29.

Allonge and Modification Agreement

b.    The Lender hereby authorizes a one-time re-advancement to Borrower of loan funds paid-in under the Note, in the amount of $569,276.71 (the “Re-Advance”). This is a special circumstance and the Lender shall be under no obligation to make any other or further re-advancements of funds under the Note.
c.    The face amount of the Note is hereby increased by the Increase from the face amount of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) to the face amount of TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29). This is a special circumstance, and Borrower understands that the Lender has no further obligation, whatsoever, to further increase the face amount of the Note.
d.    All references in the Note to the “Loan” or the “Principal” shall be deemed to mean and refer to the Loan as increased to the principal amount of up to TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29).
e.    All references in the Note to the “Loan Documents” shall be deemed to be a reference to the Loan Documents as defined in this Agreement, as any are or may be supplemented, amended, restated, and/or substituted.
f.    On or about the date hereof, the Lender shall advance the full amount of the Re-Advance and the Increase subject to the terms of paragraph 3 of this Agreement, which advance shall be evidenced by the Note and secured by the Deed of Trust and all of the other Loan Documents.
g.    The Maturity Date (as defined in the Note) is hereby amended and is deemed to be September 18, 2030, when all principal that remains outstanding under the Note, together with all other amounts, including, but not limited to, accrued but unpaid interest, costs, and fees, if any, shall be and become due and payable in full. TIME IS OF THE ESSENCE. This is a special circumstance and the Lender shall be under no obligation to extend the Maturity Date.
h.    The minimum Interest Rate (as defined in the Original Note) is hereby amended such that in no event whatsoever shall the Interest Rate that is charged to the Borrower under the Note be less than seven and one-half percent (7.50%) per annum.
i.    The Borrower shall continue to pay the Lender monthly installments of Principal and/or interest as and when required under the terms of the Note, as amended, based on the Principal amount of the Loan (as amended) and the Interest Rate (as amended), as such amounts are calculated and determined by Lender under the terms of the Note.
j.    Paragraph 10 of the Original Note relating to the Prepayment Premium (as defined in the Note) is hereby amended and restated in its entirety as follows:
Borrower may from time to time prepay, in whole or in part, the amounts owed under the Loan; provided however, with any such prepayment, Borrower shall also pay a prepayment premium equal to one percent (1%) of the Principal amount prepaid at any time prior to September 18, 2027. Partial prepayments will not affect the due date of the scheduled monthly installment due under this Note. For the avoidance of

Allonge and Modification Agreement

doubt, no prepayment premium shall be required for any prepayment of Principal on or after September 18, 2027.
k.    Each Borrower hereby jointly and severally:
i.    promises to pay to the order of Lender, its successors and/or assigns, the principal amount of TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29), as evidenced by the Note, as amended, or so much thereof as may be advanced and/or re-advanced and remains outstanding, together with all accrued but unpaid interest, costs, and fees as and when they come due thereunder in accordance with the terms thereof;
ii.    ratifies and reaffirms its promise to pay to the order of Lender, its successors and/or assigns, all principal sums advanced and/or re-advanced under the Loan and evidenced by the Note, that remain outstanding, together with all accrued but unpaid interest, costs, and fees as and when they come due thereunder in accordance with the terms thereof;
iii.    ratifies and reaffirms that the Note is and remains a valid and legally binding obligation of the Borrower, enforceable against each Borrower, jointly and severally, in accordance with the terms thereof;
iv.    confirms that the Note remains contemplated and secured by the Deed of Trust and all of the other Loan Documents; and
v.    confirms that all references to the Note are inclusive of all amendments and/or modifications thereto.
l.    In the event of a conflict between the terms of the Original Note and the terms of this Agreement, the terms of this Agreement shall be deemed to control.
    This Agreement shall be deemed to be incorporated into and become a part of the Note as if fully set forth therein, and may be attached to the Note. Except as modified herein, all other terms and conditions of the Note shall remain unchanged and in full force and effect.
3.    Modification of Loan Agreement; Ratification.
a.    All references in the Loan Agreement to the “Loan” shall be deemed to refer to the Loan, as increased to the total principal amount of up to TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29).
b.    All references in the Loan Agreement to the “Note” or “Deed of Trust Note” shall be deemed to be a reference to the Note, as amended and increased to the face amount of TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29).
c.    All references in the Loan Agreement to the “Loan Documents” shall be deemed to be a reference to the Loan Documents as defined in this Agreement, as any are or may be supplemented, amended, restated, and/or substituted.

Allonge and Modification Agreement

d.    The total amount of the Loan shall not exceed a Loan To Value Ratio of sixty-five percent (65%) of the “as is” cannabis use appraisal value of the Property.
e.    The Borrower shall continue to maintain a minimum DSC Ratio of 1.25 to 1.00, measured on a pre-distribution basis. For purposes of calculating the DSC Ratio, the definition of “Net Operating Income” is amended to be the EBIDA of Dalitso, plus rent paid to JREHVA under leases between Dalitso and JREHVA.
f.    For purposes of calculating the Net Operating Income, “EBIDA” means, with respect to Dalitso and its subsidiaries determined on a consolidated basis, for any period,
i.    net earnings (or loss), excluding the earnings of any entity that is not a subsidiary but in which Dalitso directly or indirectly owns any equity securities, except to the extent such earnings are actually distributed in cash to Dalitso, plus
ii.    without duplication, the sum of the following amounts of Dalitso and its subsidiaries for such period to the extent included in determining consolidated net earnings (or loss) for such period:
1.    interest expense (and to the extent not reflected in interest expense, (x) bank and letter of credit fees and premiums in connection with financing activities and (y) amortization of deferred financing and loan fees, and
2.    depreciation and amortization for such period, in each case, determined on a consolidated basis in accordance with GAAP.
g.    On the date of this Agreement, the Lender will disburse the Re-Advance and the Increase (a total of $4,000,000.00), as follows:
i.    $507,409.32 will be disbursed to the title company closing the Loan modification, which funds shall be used to pay amounts owed to Innovative Building Solutions per the Application and Certification for Payment for the period ending July 31, 2025 (Application No. 1), in connection with work performed for the buildout of interior portions of improvements constructed on the Real Property (the “Buildout”);
ii.    $761,113.98 will deposited into an account exclusively controlled by the Lender (the “Buildout Reserve Funding Account”) and held for payment of future applications for payment relating to the Buildout, which amount will be released to the Borrower following the Lender’s receipt of a request from Borrower therefor accompanied by a copy of the applicable Application and Certification for Payment and such other documents or information as Lender may reasonably request, and provided no Event of Default has occurred, or but for the passage of time is about to occur, and is continuing, subject to the terms hereof; and
iii.     $2,731,476.70 will be made available to the Borrower and deposited into the Borrower’s deposit account maintained with the Lender, subject to any amounts sent to the title company at Borrower’s request to pay the closing costs in connection with the Loan modification.

Allonge and Modification Agreement

h.    The Buildout Reserve Funding Account shall be subject to the terms of that certain Account Pledge Agreement dated on or about the date hereof to be executed and delivered by Dalitso LLC.
i.    All amounts advanced under the Loan shall be evidenced by the Note and secured by the Deed of Trust and all other applicable Loan Documents.
j.    All parties hereto jointly and severally ratify and reaffirm that the Loan Agreement remains legal, valid and binding upon each Borrower and each Guarantor, and enforceable against each Borrower and each Guarantor in accordance with the terms thereof.
    Except as modified herein, all other terms and conditions in the Loan Agreement shall remain unchanged, and in full force and effect.
4.    Modification of Other Loan Documents; Ratification.
a.    All references in any of the other Loan Documents to the “Loan” shall be deemed to refer to the Loan, as increased to the total principal amount of up to TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29).
b.    All references in the Loan Documents to the “Note” or “Deed of Trust Note” shall be deemed to be a reference to the Note, as amended and increased to the face amount of TWENTY-THREE MILLION FOUR HUNDRED THIRTY THOUSAND SEVEN HUNDRED TWENTY-THREE AND 29/100 DOLLARS ($23,430,723.29).
c.    All references in the other Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document, as amended, and as may be further modified by this Agreement. All of the modifications contained in this Agreement shall be in full force and effect notwithstanding anything contained in any of the Loan Documents to the contrary. In the event of a conflict between the terms of any Loan Document and the terms of this Agreement, the terms of this Agreement shall be deemed to control.
d.    To induce the Lender to enter into this Agreement, each Borrower and each Guarantor hereby jointly and severally covenant that the Note and all of the other Loan Documents executed by them remain valid, binding, and enforceable against them in accordance with the respective terms thereof, in connection with the provisions of this Agreement, and except as modified herein, all other terms of the respective Loan Documents remain unchanged and in full force and effect.
5.    Other Covenants.
a.    The agreements, obligations, warranties, and representations of Borrower contained in this Agreement are joint, several, and joint and several with respect to each Borrower. The agreements, obligations, warranties, and representations of Guarantor contained in this Agreement are joint, several, and joint and several with respect to each Guarantor.
b.    To further induce the Lender to enter into this Agreement, each Guarantor agrees to execute and deliver the Guaranty to fully amend and restate the Unconditional Guaranty Agreement dated as of April 6, 2023, executed in connection with the Original Loan.

Allonge and Modification Agreement

c.    Each of the undersigned hereby certifies that the execution, delivery and performance of this Agreement has been properly authorized, consented to, and approved by all requisite and necessary parties.
d.    Each Borrower and each Guarantor agree that there are no defenses, counterclaims, and/or setoffs against any of their respective obligations under the Loan Documents.
e.    Nothing contained herein shall modify or affect other notes, if any, that may be in favor of the Lender and referred to in any of the Loan Documents.
f.    This Agreement is a modification only and does not affect or constitute a novation or release of any Borrower’s or any Guarantor’s respective obligations under any of the Loan Documents or any agreements contained therein.
g.    In connection with this Agreement and all matters contemplated herein, the Borrower agrees to pay to the Lender its attorneys’ fees and loan modification fees incurred on or before the date hereof, including, but not limited to, a loan origination fee in the amount of $20,000.00, all of which shall be deemed earned in full as of the date hereof.
h.    Each Borrower hereby covenants and agrees to execute and deliver, any and all instruments, papers, deeds, acts, and/or things, supplemental, confirmatory, or otherwise, as reasonably may be required by the Lender for the purpose of effecting the modifications described or contemplated herein.
i.    This Agreement is binding on the parties hereto, their respective heirs, estates, personal representatives, successors, assigns, and/or successors in title.
j.    This Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Agreement by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and legally binding effect of this Agreement.
k.    This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior discussions among the parties hereto.
(signatures follow next)

Allonge and Modification Agreement

WITNESS the following signatures and seals of the undersigned to this Allonge and Modification Agreement:
Borrower:
    DALITSO LLC
    a Virginia limited liability company

    By: _______________________________(seal)
        Louis J. Barack
        Authorized Representative

    JREHVA, LLC
    a Virginia limited liability company

    By: _______________________________(seal)
        Louis J. Barack
        Authorized Representative

STATE OF FLORIDA
CITY/COUNTY OF PALM BEACH, to wit:
    The foregoing was acknowledged before me, a Notary Public, this 18th day of September, 2025, by Louis J. Barack, as Authorized Representative of DALITSO LLC, a Virginia limited liability company, and JREHVA, LLC, a Virginia limited liability company.
    My Commission Expires:                __________________________
    Registration Number:                        Notary Public

(signatures continue on next page)

Allonge and Modification Agreement

WITNESS the following signatures and seals of the undersigned to this Allonge and Modification Agreement (continued):
Guarantor:

    JUSHI VA, LLC
    a Virginia limited liability company

    By: _______________________________(seal)
        Louis J. Barack
        Authorized Person

    JUSHI HOLDINGS INC.
    a British Columbia corporation

    By: _______________________________(seal)
        Louis J. Barack
        President

STATE OF FLORIDA
CITY/COUNTY OF PALM BEACH, to wit:

    The foregoing was acknowledged before me, a Notary Public, this 18th day of September, 2025, by Louis J. Barack, as the Authorized Person of JUSHI VA, LLC, a Virginia limited liability company, and as the President of JUSHI HOLDINGS INC., a British Columbia corporation.

    My Commission Expires:                __________________________
    Registration Number:                        Notary Public

(signatures continue on next page)

Allonge and Modification Agreement

Witness our signatures and seals to the Allonge and Modification Agreement (continued):

Lender:

    FVCBANK

    By:____________________________
    Print Name:____________________
    Title:_________________________

Allonge and Modification Agreement